UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CLARCOR Inc.

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Employee Newsletter

Parker Hannifin Agrees to Acquire CLARCOR

Forging a new business relationship can offer tremendous benefits for both parties. That’s certainly the case for CLARCOR as it enters the new year with a major new alliance on the horizon.

CLARCOR has entered into an agreement in which Parker Hannifin, a corporation specializing in motion and control technologies, will acquire CLARCOR pending approval from the company’s shareholders and clearance from regulatory authorities in the US and abroad. Upon closing of the transaction, CLARCOR will be combined with Parker’s Filtration Group to form a leading and diverse global filtration business. The transaction is expected to close by or during the first quarter of Parker Hannifin’s 2018 fiscal year, which runs between July and September 2017.

CLARCOR brings its wide array of industrial air and liquid filtration products and technologies to Parker’s filtration portfolio. An integration team with individuals from both CLARCOR and Parker Hannifin is being established to lead this process.

“We believe Parker is an ideal fit for CLARCOR as it shares both our culture and our passion for developing solutions to our customers’ complex filtration challenges,” says Chris Conway, Chairman and President of CLARCOR.

“Parker has a strong track record of completing successful acquisitions and helping the businesses they acquire to grow and succeed over the long-term,” he says. “We believe becoming part of a larger and more diversified global business will create great benefits for our customers as well as opportunities for employees across our business units.

“The bottom line is that becoming part of Parker – a complementary, larger and more diversified global company – should create growth and opportunities across all of our business units.

Commitment to a common purpose

CLARCOR and Parker Hannifin are each focused on creating value for customers, employees and shareholders. Conway sees an opportunity to combine their strengths, skills and resources to accomplish a common goal.

“We believe that bringing these two businesses together will greatly enhance our ability to meet our customers’ needs in the years ahead,” Conway says. “As part of a larger, global operation, we will be even better positioned to innovate new products and provide our customers with the best service.”

Conway hopes that employees will gain valuable experiences through this new partnership, including expanded career opportunities and the ability to collaborate on a broader scale. “Becoming part of Parker, with its significant systems expertise and stellar reputation for quality and innovation, should only enhance and accelerate our strategic initiatives and technology development efforts, expand our growth plans and provide new opportunities for many of our employees,” he says.

“Parker’s interest in CLARCOR is a reflection of the success of the business, and we can look forward to continued success with them in the years ahead.”

About Parker Hannifin Corporation:

Parker Hannifin Corporation started in 1917 with the founding of the Parker Appliance Company in Cleveland, Ohio. Over the past 100 years, Parker Hannifin has evolved into a $12 billion business focused on motion-control products serving customers in aerospace, climate control, electromechanical, filtration, fluid and gas handling, hydraulics, pneumatics, process control, and sealing and shielding.

As Parker Hannifin looks to grow their filtration products, CLARCOR hopes to leverage the company’s own unique capabilities and strengths toward helping them reach this goal.

“Parker has a proud history of innovation, just like CLARCOR, and its culture centers around teamwork and empowering employees to take action and ownership in their work,” Conway says. “From both a cultural and an operational perspective, this is a great fit.”

What this means to our Employees:

Until the transaction is finalized CLARCOR and Parker Hannifin will continue to operate independently. This means CLARCOR will remain your employer, with pay and benefits being provided in the same manner as they were prior to the announcement.

During the time between the announcement and the transaction closing, we will share integration updates with you as they become available. We are committed to keeping you informed throughout this process so you know what to expect and are fully prepared when it’s time to transition to Parker.

We know you are a big part of the company culture that has built lasting relationships and global success for employees and customers. Like CLARCOR, Parker Hannifin is focused on supporting and developing employees to promote long-term career advancement and we look forward to additional opportunities for employees and customers as these two businesses come together in 2017.

If you have any further questions, you should feel free to speak with your manager or Human Resources representatives Otherwise, look for updates that will be coming as we learn more about our path forward.

Additional Information and Where to Find It

In connection with the pending Parker-Hannifin transaction, the Company has filed a preliminary proxy statement on Schedule 14A with the SEC. In addition, a definitive proxy statement will be filed by the Company and provided to the Company’s stockholders. THE COMPANY’S STOCKHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN FILED), FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY NOW AND WHEN FUTURE FILINGS BECOME AVAILABLE BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING PARKER-HANNIFIN TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company’s website at www.clarcor.com under the heading “Investor Information” or by emailing the Company at investor@clarcor.com.

Participants in Solicitation

Parker-Hannifin, the Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the pending Parker-Hannifin transaction. Information concerning Parker-Hannifin’s directors and executive officers is set forth in the proxy statement, filed September 26, 2016, for Parker-Hannifin’s 2016 annual meeting of shareholders as filed with the SEC on Schedule 14A and in its most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2016 as filed with the SEC on August 26, 2016. Information concerning the Company’s directors and executive officers is set forth in the proxy statement, filed February 19, 2016, for the Company’s 2016 annual meeting of stockholders as filed with the SEC on Schedule 14A and in its most recent Annual Report on Form 10-K for the fiscal year ended November 28, 2015 as filed with the SEC on January 22, 2016. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the pending Parker-Hannifin transaction are included in the preliminary proxy statement and other relevant materials filed with the SEC, and will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this document other than statements of historical fact, are forward-looking statements. These statements may be identified from use of the words “may,” “should,” “could,” “potential,” “continue,” “plan,” “forecast,” “estimate,” “project,” “believe,” “intent,” “anticipate,” “expect,” “target,” “is likely,” “will,” or the negative of these terms, and similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company believes that its expectations are based on reasonable assumptions. However, these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from the Company’s expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, there are various risks and uncertainties associated with the pending Parker-Hannifin transaction, including but not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the pending Parker-Hannifin transaction; the possibility of non-consummation of the pending Parker-Hannifin transaction and termination of the merger agreement; the failure to obtain Company stockholder approval of the pending Parker-Hannifin transaction or to satisfy any of the other conditions to the merger agreement; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the pending Parker-Hannifin transaction; the risk that stockholder litigation in connection with the pending Parker-Hannifin transaction may affect the timing or occurrence of the pending Parker-Hannifin transaction or result in significant costs of defense, indemnification and liability; the significant transaction costs which have been and may continue to be incurred by the Company related to the pending Parker-Hannifin transaction; and other potential risks to the Company associated with any failure to close the Parker-Hannifin transaction, including the potential distraction of employee and management attention during the pendency of the merger, uncertainty about the effect of the pending Parker-Hannifin transaction on the Company’s relationships with employees, potential and existing customers and suppliers and other parties, and the impact that the failure of the pending Parker-Hannifin transaction to close could have on the trading price of shares of Company common stock and the Company’s operating results. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this document. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking or other statements included in this document, whether as a result of new information, future events, changed circumstances or any other reason.